                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               November 29, 1996
           --------------------------------------------------------
                       (Date of earliest event reported)



                        INTEGRATED CIRCUIT SYSTEMS, INC.
            ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                 0-19299            23-2000174
------------------------------------------------------------------------
 (State or other jurisdiction of     (Commission         (IRS Employer
  incorporation or organization)     File Number)     Identification No.)


          2435 Boulevard of the Generals
          Norristown, Pennsylvania                               19403
------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                (610) 630-5300
            ------------------------------------------------------
              (Registrant's telephone number including area code)



                                Not Applicable
            ------------------------------------------------------
              (Former name former address and former fiscal year,
                         if changed since last report)

Item  2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On November 29, 1996, Integrated Circuit Systems, Inc., a Pennsylvania corporation ("ICS" or the "Company"), signed an Agreement and Plan of Merger, (the "Merger Agreement") to sell its approximately 87% interest in Turtle Beach Systems, Inc. ("Turtle Beach") to Voyetra Technologies Inc. ("Voyetra"), in exchange for approximately 35% interest in Voyetra. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     Pursuant to the Merger Agreement, on November 29, 1996 the Company also entered into a Revolving Credit Agreement and Note (the "Credit Agreement") with Voyetra, pursuant to which the Company has agreed to make loans to Voyetra aggregating up to $3.5 million. The Credit Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

     Voyetra, which is located in Yonkers, New York, is a supplier of music and audio software. Voyetra presently intends to continue to specialize in the development and marketing of music and audio software for the Windows platform, while utilizing Turtle Beach hardware to strategically enhance its core business.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Pro Forma Financial Information

    The following unaudited pro forma condensed consolidated balance sheet of the Company at September 28, 1996 and the unaudited pro forma condensed consolidated statements of operations for the three month period ended September 28, 1996 and the year ended June 29, 1996 give effect to the merger of Turtle Beach and Voyetra (the "Merger"). The pro forma financial information does not necessarily reflect the results of operation or the financial position of the Company which would have actually resulted had the events referred to above or in the notes to the pro forma financial information been consummated as of the date indicated.

    The unaudited pro forma condensed consolidated statements of operations assume that the Merger occurred at the beginning of the fiscal year presented in the pro forma financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the Merger occurred as of September 28, 1996. In addition to the above transaction, the Company's pro forma condensed consolidated statements of operations give effect to the following as if it occurred at the beginning of the period:
    (1) the elimination of the results of Turtle Beach operations, (2) the inclusion of the Company's equity losses from their approximate 35% interest in Turtle Beach for the period and (3) does not reflect the inclusion of the Company's equity pick-up of the pro forma results of the Company's approximate 35% interest in Voyetra as the acquisition did not meet the significant subsidiary test.

                        INTEGRATED CIRCUIT SYSTEMS, INC
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                              SEPTEMBER 28, 1996
                                (in thousands)

                                                    ICS          TURTLE      PRO FORMA          ICS
                                                HISTORICAL        BEACH     ADJUSTMENTS      PRO FORMA
                                                ----------       ------     -----------      ---------
ASSETS
Current Assets:
  Cash and cash equivalents                      $30,502      $    (520)                     $29,982
  Accounts receivable, net                        14,977         (2,601)                      12,376
  Inventory                                       16,198         (3,849)                      12,349
  Receivable from equity investment                                              148   (c)       148
  Prepaid and other assets                         5,325         (2,383)                       2,942
                                                 --------------------------------------      -------
      Total current assets                        67,002         (9,353)         148          57,797
                                                 --------------------------------------      -------

Property and equipment, net                       14,245           (302)                      13,943
Equity investments                                                              4,719  (a)
                                                                               3,538   (b)
                                                                                (175)  (d)     8,082
Other assets                                       8,058         (2,051)                       6,007
                                                 --------------------------------------      -------
      Total assets                               $89,305      $ (11,706)     $ 8,230         $85,829
                                                 ======================================      =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                               $11,752         (1,669)                     $10,083
  Bridge loan with ICS                                           (3,686)       3,538   (b)
                                                                                 148   (c)        -
  Accrued expeneses and other liabilities          3,007           (543)                       2,464
                                                 --------------------------------------      -------
      Total current liabilities                   14,759         (5,898)       3,686          12,547
                                                 --------------------------------------      -------

Other long term liabilities                        2,595             32                        2,627
                                                 --------------------------------------      -------
      Total liabilities                           17,354         (5,866)       3,686          15,174
                                                 --------------------------------------      -------

Minority interest                                  3,512              -       (1,121)  (a)     2,391

Shareholders' Equity:
  Common stock                                    32,787        (17,536)      17,536   (a)    32,787
  Retained earnings                               37,579         11,696      (11,696)  (a)
                                                                                (175)  (d)    37,404
  Less: treasury stock                            (1,927)                                     (1,927)
                                                 --------------------------------------      -------
     Total stockholders' equity                   68,439         (5,840)       5,665          68,264
                                                 --------------------------------------      -------
     Total liabilities and stockholders' equity  $89,305      $ (11,706)     $ 8,230         $85,829
                                                 ======================================      =======

Notes to Pro Forma Condensed Consolidated Balance Sheet:
(a) To reverse elimination of the investment and minority interest in Turtle Beach Systems, Inc. and record the net equity retained by the Company.
(b) Represents the conversion of the intercompany debt to equity in connection with the Merger.
(c) Represents the portion of the intercompany debt which was not converted to equity and therefore represents a receivable from the equity investment.
(d) Represents the Company's approximately 35% equity interest in Turtle Beach as a result of the Merger.

                        INTEGRATED CIRCUIT SYSTEMS, INC
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     THREE MONTHS ENDED SEPTEMBER 28, 1996

                                                                              PRO               ICS
                                                    ICS        TURTLE        FORMA              PRO
                                                HISTORICAL      BEACH     ADJUSTMENTS          FORMA
                                                ----------    --------    -----------        -------
REVENUES                                         $21,874      $(3,457)                       $18,417

COSTS OF SALES                                    14,199       (3,055)                        11,144
OPERATING EXPENSES                                 7,549       (1,092)                         6,457
                                                --------      --------    -----------        -------
  OPERATING INCOME                                   126          690             --             816
                                                --------      --------    -----------        -------
NET INTEREST                                         420           84                            504
MINORITY INTEREST                                    421                          (96) (a)       325
LOSS FROM EQUITY INVESTMENTS                          --                         (175) (b)      (175)
                                                --------      --------    -----------        -------
INCOME (LOSS) BEFORE INCOME TAXES                    967          774            (271)         1,470
                                                --------      --------    -----------        -------
INCOME TAX EXPENSE                                   338          275                            613
                                                --------      --------    -----------        -------

  NET INCOME (LOSS)                             $    629      $   499     $     (271)        $   857
                                                ========      ========    ===========        =======

EARNINGS PER SHARE:
  PRIMARY                                       $   0.06                                     $  0.08
                                                ========                                     =======
  ASSUMING FULL DILUTION                        $   0.05                                     $  0.07
                                                ========                                     =======
SHARES USED IN COMPUTING EARNINGS
  PER SHARE:
  PRIMARY                                         11,346                                      11,346
                                                ========                                     =======
  ASSUMING FULL DILUTION                          11,492                                      11,492
                                                ========                                     =======

Notes to the Pro Forma Consolidated Statement of Operations:
(a) To reverse previously recorded minority interest in Turtle Beach Systems, Inc. recorded in the consolidated statement of operations.
(b) Represents the Company's approximate 35% equity interest in Turtle Beach as a result of the Merger. Without giving effect to the Company's pro forma equity interest of Voyetra.

                        INTEGRATED CIRCUIT SYSTEMS, INC
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FISCAL YEAR ENDED JUNE 29, 1996

                                                                              PRO               ICS
                                                    ICS        TURTLE        FORMA              PRO
                                                HISTORICAL      BEACH     ADJUSTMENTS          FORMA
                                                ----------    --------    -----------        -------
REVENUES                                        $100,485      $(21,289)                      $79,196

COSTS OF SALES                                    62,547       (19,765)                       42,782
OPERATING EXPENSES                                31,854        (4,893)                       26,961
ONE-TIME CHARGES                                   3,257        (3,257)                           --
                                                -------------------------------------        -------
  OPERATING INCOME                                 2,827         6,626            --           9,453
                                                -------------------------------------        -------
NET INTEREST                                         810           199                         1,009
MINORITY INTEREST                                  1,654                       (1,058) (a)       596
LOSS FROM EQUITY INVESTMENTS                                                   (1,609) (b)    (1,609)
                                                -------------------------------------        -------
INCOME (LOSS) BEFORE INCOME TAXES                  5,291        6,825          (2,667)         9,449
                                                -------------------------------------        -------
INCOME TAX EXPENSE                                 1,376        2,228                          3,604
                                                -------------------------------------        -------

  NET INCOME (LOSS)                             $  3,915      $ 4,597         (2,667)        $ 5,845
                                                =====================================        =======

EARNINGS PER SHARE:
  PRIMARY                                       $   0.34                                     $  0.50
                                                ========                                     =======
  ASSUMING FULL DILUTION                        $   0.34                                     $  0.50
                                                ========                                     =======
SHARES USED IN COMPUTING EARNINGS
  PER SHARE:
  PRIMARY                                         11,592                                      11,592
                                                ========                                     =======
  ASSUMING FULL DILUTION                          11,598                                      11,598
                                                ========                                     =======

Notes to the Pro Forma Consolidated Statement of Operations:
(a) To reverse previously recorded minority interest in Turtle Beach Systems, Inc. recorded in the consolidated statement of operations.
(b) Represents the Company's approximate 35% equity interest in Turtle Beach as a result of the Merger. Without giving effect to the Company's pro forma equity interest of Voyetra.

(c)    Exhibits:
       ---------

  2.1 Agreement and Plan of Merger, dated as of November 29, 1996, among Turtle Beach Systems, Inc., Integrated Circuit Systems, Inc., CFJ Systems Inc., Carmine J. Bonanno, Frederick J. Romano, Voyetra Technologies Inc., and VTI Merger Inc.,

 10.1 Revolving Credit Agreement and Note, dated November 29, 1996, among Integrated Circuit Systems, Inc., Voyetra Technologies Inc., Turtle Beach Systems, Inc. and CFJ Systems Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   December 16, 1996            INTEGRATED CIRCUIT SYSTEMS, INC.


                                By:  /S/ Hock E. Tan
                                     ---------------
                                     Hock E. Tan
                                     Senior Vice President and CFO